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                                                                Exhibit 10.12(p)

                              AMENDED AND RESTATED
                              --------------------
                                TRUST AGREEMENT
                                ---------------


     THIS TRUST AGREEMENT was made as of the 15th day of December, 1994, by and between Cytec Industries Inc. (the "Grantor"), a corporation organized and existing under the laws of the state of Delaware, and First Fidelity Bank NA, as trustee and is amended and restated as set forth herein as of this 29th day of December, 1999 between Grantor and Vanguard Fiduciary Trust Company, a trust company incorporated under Chapter 10 of the Pennsylvania Banking Code (the "Trustee"), as successor trustee.

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Board of Directors of the Grantor, prior to executing this Trust Agreement, adopted the Cytec Supplemental Savings and Profit Sharing Plan (as amended from time to time, the "Plan"); and

     WHEREAS, the Grantor now desires to create and establish a fund hereunder, and to set forth the terms and conditions under which the fund is to be administered; and

     WHEREAS, the fund established hereunder will be used exclusively to pay to participants of the Plan the benefits to which they are entitled under the Plan except to the extent otherwise set forth in Sections VI, VII and VIII hereof;

     NOW, THEREFORE, the Grantor, in consideration of the premises and covenants and agreements herein contained, and other good and valuable consideration, subject to the terms and conditions hereof, does hereby adopt this Trust Agreement with the Trustee,

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     TO HAVE AND TO HOLD any and all cash and other property, which may be transferred to the Trustee, IN TRUST NEVERTHELESS, for the uses and purposes and subject to the duties and powers hereinafter set forth:

                                   SECTION I

                              RELATION TO THE PLAN
                              --------------------
     All of the provisions of the Plan are hereby incorporated by reference to the extent that they do not conflict with this Trust Agreement.

                                   SECTION II

                                  DEFINITIONS
                                  -----------

  2.1 "CIPF" shall mean the Cytec Industries Inc. Committee on Investment of Pension Funds and any successor body designated by the Grantor's Board of Directors to manage the pension plan assets.

  2.2  "Code" means the Internal Revenue Code of 1986, as amended.

  2.3 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

  2.4 "Grantor" shall mean Cytec Industries Inc., and any successors or assigns of such entity.

  2.5 "Participant" shall mean any individual entitled to benefits under the Plan.

  2.6 "Plan" shall mean the Cytec Supplemental Savings and Profit Sharing Plan, as amended from time to time.

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  2.7 "Trustee" shall mean Vanguard Fiduciary Trust Company, or its successor in interest.

  2.8  "Trust Fund" shall have the meaning set forth in Section IV.

  2.9 Whenever used herein, and to the extent appropriate, the masculine, feminine or neuter gender shall include the other two genders, the singular shall include the plural and the plural shall include the singular.

                                  SECTION III

                                 GRANTOR TRUST
                                 -------------

          The Trust is intended to be a trust of which the Grantor is treated as the owner for federal income tax purposes in accordance with the provisions of Sections 671 through 679 of the Code, and it is not intended that the Plan hereunder qualify under Section 401(a) of the Code.

                                   SECTION IV

                         INVESTMENT AND APPLICATION OF
                         -----------------------------
                             TRUST FUND AND INCOME
                             ---------------------

          The Trustee shall receive, hold and manage the property and the income and proceeds earned and appreciation or losses accrued with respect thereto at any time forming a part of the Trust Fund. Notwithstanding anything else herein to the contrary, the CIPF shall have the power to manage and control all or a portion of the Trust Fund and the Trustee shall separate into one or more separate accounts or subaccounts those assets as to which the CIPF has discretion and control. The Trustee shall have no investment duties, responsibilities or

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liabilities as to such separate accounts or subaccounts and shall be under no duty to question any direction of the CIPF with respect to the portion of the Trust Fund managed by the CIPF, to review any property held in such separate account or to evaluate the performance of the CIPF, and the Trustee shall be fully protected in acting in accordance with the directions of the CIPF or, if the CIPF so directs with respect to any particular account or subaccount, the directions of any Participant in the Plan, or for failing to act in the absence of such directions. It is also contemplated that the CIPF may from time to time appoint one or more investment managers to manage specified portions of the Trust Fund. Upon appointment of each such investment manager, the CIPF shall so notify the Trustee, shall provide the Trustee a copy of the written agreement between the CIPF and the investment manager and instruct the Trustee in writing to separate into a separate account those assets as to which each such investment manager has discretion and control. The Trustee shall have no investment duties, responsibilities or liabilities as to each such separate account and shall be under no duty to question any direction of the investment manager with respect to the portion of the property managed by such investment manager, to review any property held in such separate account or to evaluate the performance of any investment manager, and the Trustee shall be fully protected in acting in accordance with the directions of an investment manager or for failing to act in the absence of such directions.

          Furthermore, upon receipt of written direction by the CIPF, the Trustee shall (i) transfer and deliver such part of the assets of the Trust Fund as may be specified in such writing to any investment manager so appointed and
(ii) accept the transfer back to it of any such assets at any time held by an investment manager. If any assets are so transferred to the custody of an

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investment manager, such investment manager shall undertake and be responsible for all the custodial duties therefor and such assets shall remain for all purposes a part of the Trust Fund and, as such, subject to all the terms and provisions of this Agreement. The Trustee shall have no duty or responsibility as to the custody or safekeeping of such assets or as to the investment or reinvestment of the same, except that the Trustee shall require such statements and reports from such investment manager as may be necessary to enable the Trustee or the CIPF to carry out their recordkeeping and reporting duties under this Agreement.

          The Trustee is hereby expressly required to use the Trust Fund for the purpose of making payments owed to the Participants in accordance with the provisions of the Plan and with documents executed pursuant thereto: provided, however, that the Trustee shall have the right to deduct and withhold from all such payments any taxes required by law to be withheld with respect to such payments and may also make payments from the Trust Fund in accordance with the provisions of Sections VI, VII and VIII hereof. In the event that the Trustee withholds any taxes pursuant to the preceding sentence, the Trustee shall coordinate with the Grantor as to the payment of such withholding taxes to the appropriate taxing authorities, and the Grantor will be responsible for filing all required information returns with the appropriate taxing authorities with respect to such withholdings. The act of the Trustee shall be conclusive on all matters relating to the investment of the Trust Fund, except for such investment decisions implemented pursuant to the direction of the CIPF in accordance with
Section V. Distributions from the Trust Fund to the Participants will be made in accordance with the forms of distribution selected by the Participants under the terms of the Plan.

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                                   SECTION V

                      INVESTMENT AND ADMINISTRATIVE POWERS
                      ------------------------------------

5.1  General Powers - Subject to the provisions of Sections 404, 406 and 407 of
     --------------
ERISA and Section IV hereof, the Trustee shall have the authority to manage and control the Trust Fund.

5.2  Investment Powers and Authority of Trustee, CIPF and investment managers -
     ------------------------------------------------------------------------
The Trustee, CIPF and investment managers shall each have the following powers and authority:

          a.  General Investment Powers - To invest and reinvest the principal
              -------------------------
and income of the Trust Fund and keep the Trust Fund invested, without distinction between principal and income;

          b.  Power to Participate in Mutual Funds - To purchase or subscribe
              ------------------------------------
for shares of a mutual fund or regulated investment company, including a mutual fund or regulated investment company for which the Trustee or its affiliates serve as investment adviser;

          c.  Purchase of Property - To purchase or subscribe for any property,
              --------------------
and to retain the same in the Trust Fund;

          d.  Sale, Exchange, Conveyance and Transfer of Property - To sell,
              ---------------------------------------------------
exchange, convey, transfer or otherwise dispose of, any property held by it, by private contract or at public auction, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition; and

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          e.  Retention of Cash - To keep such portion of the Trust Fund in
              -----------------
cash or cash equivalents as may be deemed to be in the best interest of the Trust Fund created hereby.

5.3  Administrative Powers and Authority of Trustee - The Trustee shall have the
     ----------------------------------------------
following powers and authority:

          a.  Exercise of Owner's Rights - To vote upon any stocks, bonds, or
              --------------------------
other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; to abandon any property determined by it to be worthless; and generally to exercise any of the powers of an owner with respect to Property held as part of the Trust Fund;

          b.  Right to Borrow - To borrow or raise monies for the purposes of
              ---------------
the Trust Fund from anyone (other than a "party in interest" as defined in Section 3(14) of ERISA), including itself, in such amount, and upon such terms and conditions, as the Trustee in its discretion may deem advisable, and to secure the repayment thereof by pledging all, or any part of, the Trust Fund;

          c.  Settlement of Claims and Debts - To settle, compromise or submit
              ------------------------------
to arbitration any claims, debts or damages due or owing to or from the Trust Fund, to commence or defend suits or legal or administrative proceedings, and to represent the Trust Fund in all suits and legal and administrative proceedings;

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          d.  Registration of Investments - To register any investment held as
              ---------------------------
part of the Trust Fund in its own name or in the name of a nominee and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

          e.  Employment of Agents and Counsel - To employ suitable agents and
              --------------------------------
counsel (who may be counsel for the Grantor), and to pay from the Trust Fund, unless otherwise paid, their reasonable expenses and compensation;

          f.  Execution of Instruments - To make, execute, acknowledge and
              ------------------------
deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted; and

           g.  Any Necessary Act - To do all such acts, take part in all
               -----------------
such proceedings, and exercise all such rights and privileges, although not specifically mentioned herein, as may be necessary or proper for the accomplishment of the purposes for which the Trust Fund was established.

                                   SECTION VI

                           COMPENSATION AND EXPENSES
                           -------------------------

          6.1  Trustee Compensation and Expense - The expenses incurred by the
               --------------------------------
Trustee in the performance of its duties, including fees for legal services rendered to the Trustee, such compensation to the Trustee as may be agreed upon from time to time between the Grantor and the Trustee, and all other proper charges and disbursements of the Trustee, shall be deducted from and charged against the Trust Fund, unless otherwise paid.

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          6.2  Investment Expenses - Any expenses directly relating to the
               -------------------
investments of the Trust Fund, such as brokerage commissions, registration charges, etc, shall be deducted from and charged against the Trust Fund, unless otherwise paid.

          6.3  Taxes - Any taxes which may be imposed upon the Trust Fund or the
               -----
income and/or capital gains therefrom shall be deducted from and charged against the Trust Fund, unless otherwise paid.

          6.4  Charges Against Trust Fund - The Trustee may not charge the Trust
               --------------------------
and shall not be entitled to any reimbursement with regard to any taxes, expenses and costs arising from the negligent exercise by the Trustee of its duties or a breach by the Trustee of its fiduciary duty to the Participants hereunder.

                                  SECTION VII

                     RESTRICTIONS ON USE OF THE TRUST FUND
                     -------------------------------------

          The assets forming the Trust Fund shall be devoted exclusively to the funding of the Participants benefits under the Plan, and shall in no part and in no event be given or contributed to or inure to the benefit of any private person or corporation other than the Participants and the Grantor in accordance with the provisions of the applicable Plan and documents executed pursuant to such Plan. Notwithstanding the above sentence, if, after the Participants have received all benefits to which they are entitled under the Plan, assets remain in the Trust Fund, then such excess assets shall be returned to the Grantor or its successor.

                                  SECTION VIII

             NOTIFICATION IN THE EVENT OF INSOLVENCY OR BANKRUPTCY
             ------------------------------------------------------

          8.1  Cessation of Payments - The Trustee shall cease payment of
               ---------------------
benefits to the

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Participants if the Grantor is Insolvent. The Grantor shall be considered to be
Insolvent for purposes of this Trust Agreement if (i) the Grantor is unable to pay its debts as they become due, or (ii) the Grantor is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

          8.2  Notification of Insolvency - The Board of Directors and the Chief
               --------------------------
Executive Officer of the Grantor shall have the duty to inform the Trustee in writing of the Grantor's Insolvency. If a person claiming to be a creditor of the Grantor alleges in writing to the Trustee that the Grantor has become Insolvent, then the Trustee shall determine whether the Grantor is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to the Participants. Unless the Trustee has actual knowledge of the Grantor's Insolvency, or has received notice from the Grantor or a person claiming to be a creditor alleging that the Grantor is Insolvent, the Trustee shall have no duty to inquire as to whether the Grantor is Insolvent. The Trustee may in all events rely on such evidence concerning the Grantor's solvency as may be furnished to the Trustee that provides the Trustee with a reasonable basis for making a determination concerning the Grantor's solvency.

          8.2  Discontinuance of Payments - If at any time the Trustee has
               --------------------------
determined that the Grantor is Insolvent, then the Trustee shall discontinue payments to the Participants and shall hold the Trust Fund for the benefit of the Grantor's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of the Participants to pursue their rights as general creditors of the Grantor with respect to the benefits due under the Plan. The Trustee shall resume the payment of Plan benefits to the participants in accordance with this Trust Agreement only after the Trustee has determined that the Grantor is not Insolvent (or is no

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longer Insolvent). Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust Fund pursuant to this Section, and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to the Participants under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments paid to the Participants by the Grantor in lieu of the payments provided for hereunder during any such period of discontinuance.

                                   SECTION IX

                          CONTRIBUTIONS TO TRUST FUND
                          ---------------------------

          The Grantor shall contribute to the Trust Fund on a quarterly basis (which contributions shall generally be made within 30 days of the end of a calendar quarter) such amounts as are necessary to ensure that the total value of the Trust Fund is equal to the total Account Balances payable under the Plan. The Trustee shall provide quarterly reports to the Grantor which provide accurate statements of the value of the Trust Fund. The Trustee shall have no responsibility for determining or collecting any contribution owed to the Trust Fund by the Grantor, nor shall the Trustee be responsible for the adequacy of the Trust Fund to meet and discharge any and all liabilities of the Plan. In the event that the Trust Fund is insufficient to pay the full amount of the Participant' benefits under the Plan, the Grantor shall be responsible for satisfying such Plan benefits in full.

                                       11
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                                   SECTION X

                         INTERESTS OF THE PARTICIPANTS
                         -----------------------------

          The Participants' benefits under the Plan are not assignable by them or their beneficiaries, either by voluntary or involuntary assignment or by operation of law. No part of any benefits under the Plan may be paid over, loaned, sold, assigned, transferred, discounted, pledged as collateral for a loan, or in any other way encumbered or alienated until such time as distributions are authorized under the Plan and documents executed pursuant to such Plan. The Participants shall be unsecured, general creditors of the Grantor.

          Nothing herein contained shall be construed as creating any absolute or unconditional trust, express or implied, for the benefit of the Participants.

                                   SECTION XI

                                INDEMNIFICATION
                                ---------------
          11.1  Indemnification - The Grantor agrees to indemnify and hold the
                ---------------
Trustee harmless from and against any liability that it may incur in the administration of the Trust Fund and performing its duties under this Trust Agreement, unless arising from the Trustee's own negligence, misconduct or failure to satisfy the terms of this Agreement. The Trustee shall not be required to give any bond or other security for the faithful performance of its duties under this Trust.

          11.2  Directions from Grantor - Except as otherwise herein
                -----------------------
specifically provided, any action by the Grantor pursuant to any of the provisions of this Trust shall be evidenced by (1) a resolution of its Board of Directors certified to the Trustee over the signature of its Secretary

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or Assistant Secretary or other duly authorized agent under the corporate seal
(if there be one), or (2) appropriate written authorization of any person or committee to which the Grantor's Board of Directors has delegated the authority to take such action; and the Trustee can assume that any such action is in accordance with the provisions of the Plan and shall be fully protected in acting in accordance with any such resolution or other authorization. Any actions hereunder taken by a person or committee to which the Grantor's Board of Directors has delegated the authority to take such action shall be deemed to have been taken by the Board of Directors. Until changed in accordance with the procedure set forth above, the Trustee shall take direction as to the payment to Participants of benefits under the Plan from the Vice President - Human Resources of the Grantor, who shall be identified as an authorized signer with the Trustee and whose signature shall be provided to the Trustee and updated from time to time.

                                  SECTION XII

                        APPOINTMENT OF SUCCESSOR TRUSTEE
                        --------------------------------

          The Trustee may at any time resign the office of Trustee upon giving forty-five (45) days notice to the Grantor. In the event of a vacancy in the office of the Trustee by resignation, disqualification, or otherwise, the Grantor shall fill such vacancy by appointing another qualified trust company or other banking institution to serve as Trustee. In no event may an individual or individuals serve hereunder as Trustee. The Grantor may remove the Trustee at any time upon giving written notice to the Trustee.

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                                  SECTION XIII

                            IRREVOCABILITY OF TRUST
                            -----------------------

          This Trust shall be irrevocable and shall be continued and maintained as long as may be necessary, desirable or convenient for the full and complete administration of the Trust Fund as provided for herein or as may be hereafter changed or modified.

                                  SECTION XIV

                          AMENDMENT OF TRUST AGREEMENT
                          ----------------------------

          This Trust or any of the terms hereof may be changed or amended by the Trustee and the Grantor by an instrument in writing duly executed by the Trustee and the Grantor (through action of its Board of Directions); provided, however, that no change or amendment shall effect any revocation, in whole or in part, of the Trust hereby created, or alter the provisions for distribution upon the termination of the Trust, or provide for the payment of benefits or other funds for purposes other than the payment of benefits under the Plan to the Participants, nor shall any amendment hereto change to the liability or responsibility of the Trustee without the Trustee's consent.

                                       14
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                                   SECTION XV

                                 MISCELLANEOUS
                                 -------------

          15.1  Applicable Law - This Trust shall be governed by and construed
                --------------
in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent preempted by ERISA. The Trustee shall not be required to render an accounting with respect to its investment of the Trust Fund in any court other than a court in the State of Pennsylvania.

          15.2  Construction - All section headings herein have been inserted
                ------------
for convenience of reference only and shall in no way modify, restrict or affect the meaning or interpretation of any of the terms or provisions of this Trust Agreement. This Trust Agreement is intended to be a complete and exclusive statement of the agreement of the parties hereto, supersedes all previous agreements or understandings for the Plan among them, and may not be modified or terminated orally. If any provision of this Trust Agreement shall be invalid and unenforceable, the remaining provisions hereof shall subsist and be carried into effect.

                                  SECTION XVI

                             RECEIPT OF TRUST FUNDS
                             ----------------------

          The Trustee, by joining in the execution of this instrument, signifies its acceptance of the Trust Fund and agrees to hold such cash and other property as may be contributed under the Trust as herein provided.

          IN WITNESS WHEREOF, the Grantor has caused this Trust Agreement to be duly signed by its appointed officer and its corporate seal to be hereunto affixed and attested to by its Secretary or Assistant Secretary and the Trustee has caused this Trust Agreement to be duly signed by its appointed officer and its corporate seal to be hereunto affixed and attested to by its Secretary or Assistant Secretary as of the 29th day of December, 1999.

                                        GRANTOR
(Corporate Seal)                        CYTEC INDUSTRIES INC.
ATTEST:

By ______________________               By _______________________
   R. Smith                                T. P. Wozniak
   Assistant Secretary                     Treasurer

                                        TRUSTEE
(Corporate Seal)                        VANGUARD FIDUCIARY TRUST
ATTEST:                                 COMPANY

By _______________________              By ________________________

                                       16
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STATE OF NEW JERSEY  )
                     )  SS:
COUNTY OF PASSAIC    )

          I DO HEREBY CERTIFY that on the ____ day of December, 1999 before me, a Notary Public of the State of New Jersey, personally appeared T. P. Wozniak, to me known, who, being by me duly sworn, did depose and say that he is the Treasurer of Cytec Industries Inc., the corporation described in and which executed the foregoing instrument as Grantor therein set forth; that he well knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, and that it was so affixed by virtue of authority under the bylaws of said corporation, and he thereupon acknowledged that said instrument is the voluntary act and deed of said corporation, made by virtue of authority granted by the Board of Directors of said corporation.

          Witness my hand and official seal hereto affixed, the day and year above written.

                                  _________________________

                                       17
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STATE OF PENNSYLVANIA  )
                       )  SS:
COUNTY OF              )


          I DO HEREBY CERTIFY that on the ____ day of December, 1999 before me, a Notary Public of the State of Pennsylvania, personally appeared ______________, to me known, who, being by me duly sworn, did depose and say that he is the ____________of Fiduciary Trust Company, the corporation described in and which executed the foregoing instrument as Trustee therein set forth; that he well knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, and that it was so affixed by virtue of authority from the Board of Directors of said corporation; and he thereupon acknowledged that said instrument is the voluntary act and deed of said corporation, made by virtue of such authority.

          Witness my hand and official seal hereto affixed, the day and year above written.

                                 __________________________

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